                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                       686,061.97
Available Funds:
 Contract Payments due and received in this period                                                                     2,607,573.15
 Contract Payments due in prior period(s) and received in this period                                                    263,737.95
 Contract Payments received in this period for next period                                                               144,624.36
 Sales, Use and Property Tax payments received                                                                            28,302.84
 Prepayment Amounts related to early termination in this period                                                           60,162.74
 Servicer Advance                                                                                                        212,566.95
 Proceeds received from recoveries on previously Defaulted Contracts                                                           0.00
 Transfer from Reserve Account                                                                                             3,342.71
 Interest earned on Collection Account                                                                                     4,833.70
 Interest earned on Affiliated Account                                                                                       196.62
 Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                   0.00
 Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)              0.00
 Amounts paid under insurance policies                                                                                         0.00
 Maintenance, Late Charges and any other amounts                                                                           6,842.96
                                                                                                                       ------------
Total Available Funds                                                                                                  4,018,245.95
Less: Amounts to be Retained in Collection Account                                                                       765,827.04
                                                                                                                       ------------
AMOUNT TO BE DISTRIBUTED                                                                                               3,252,418.91
                                                                                                                       ============

DISTRIBUTION OF FUNDS:

    1.   To Trustee -  Fees                                                                                                    0.00
    2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      263,737.95
    3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                                                                                0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                            0.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                                            0.00
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    2,332,552.78
             a) Class A5 Principal (distributed after A4 Note matures) and Interest                                      234,054.83
             b) Class B Principal and Interest                                                                            43,701.43
             c) Class C Principal and Interest                                                                            87,840.96
             d) Class D Principal and Interest                                                                            59,104.16
             e) Class E Principal and Interest                                                                            76,834.47

      4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
      5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               10,942.41
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                              78,148.42
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                    3,342.71
      6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      40,176.12
      7.  To Servicer, Servicing Fee and other Servicing Compensations                                                    21,982.67
                                                                                                                       ------------
TOTAL FUNDS DISTRIBUTED                                                                                                3,252,418.91
                                                                                                                       ============
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}               765,827.04
                                                                                                                       ============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,511,821.93
   - Add Investment Earnings                                                                                               3,342.71
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
   - Less Distribution to Certificate Account                                                                              3,342.71
                                                                                                                       ------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                       ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                       ============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                 42,768,148.77
                    Pool B                                  8,816,777.28
                                                           -------------
                                                                               51,584,926.05

Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             233,908.36
Class A Monthly Interest - Pool B                              48,220.88

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          1,770,027.11
Class A Monthly Principal - Pool B                            514,451.26
                                                           -------------
                                                                                2,284,478.37
Ending Principal Balance of the Class A Notes
                    Pool A                                 40,998,121.66
                    Pool B                                  8,302,326.02
                                                           -------------       -------------
                                                                               49,300,447.68
                                                                               =============

Interest Paid Per $1,000               Principal Paid Per $1,000            Ending Principal
Original Face $221,020,000             Original Face $221,020,000           Balance Factor
$         1.276487                     $          10.336071                     22.305876%

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                                        0.00
                    Class A4                                8,964,926.05
                    Class A5                               42,620,000.00
                                                           -------------

Class A Monthly Interest                                                       51,584,926.05
                    Class A1 (Actual Number Days/360)               0.00
                    Class A2                                        0.00
                    Class A3                                        0.00
                    Class A4                                   48,074.41
                    Class A5                                  234,054.83
                                                           -------------

Class A Monthly Principal

                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                                        0.00
                    Class A4                                2,284,478.37
                    Class A5                                        0.00
                                                           -------------
                                                                                2,284,478.37

Ending Principal Balance of the Class A Notes

                    Class A1                                        0.00
                    Class A2                                        0.00
                    Class A3                                        0.00
                    Class A4                                6,680,447.68
                    Class A5                               42,620,000.00
                                                           -------------       -------------
                                                                               49,300,447.68
                                                                               =============


Class A4
Interest Paid Per $1,000          Principal Paid Per $1,000            Ending Principal
Original Face $41,000,000         Original Face $41,000,000            Balance Factor
$           1.17255               $            55.718985                   16.293775%

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                    729,233.89
                    Pool B                                    150,340.01
                                                              ----------
                                                                                  879,573.90
Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                               3,943.94
Class B Monthly Interest - Pool B                                 813.09
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                             30,174.35
Class B Monthly Principal - Pool B                              8,770.05
                                                              ----------
                                                                                   38,944.40

Ending Principal Balance of the Class B Notes
                    Pool A                                    699,059.54
                    Pool B                                    141,569.96
                                                              ----------          ----------
                                                                                  840,629.50
                                                                                  ==========

Interest Paid Per $1,000              Principal Paid Per $1,000         Ending Principal
Original Face $3,768,000              Original Face $3,768,000           Balance Factor
$          1.262481                   $            10.335563                 22.309700%

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes

                    Pool A                                  1,459,268.58
                    Pool B                                    300,879.30
                                                            ------------
                                                                                1,760,147.88

Class C Overdue Interest, if any                                    0.00
Class C Monthly Interest - Pool A                               8,250.95
Class C Monthly Interest - Pool B                               1,701.22
Class C Overdue Principal, if any                                   0.00
Class C Monthly Principal - Pool A                             60,348.69
Class C Monthly Principal - Pool B                             17,540.10
                                                            ------------
                                                                                77,888.79

Ending Principal Balance of the Class C Notes

                    Pool A                                  1,398,919.89
                    Pool B                                    283,339.20
                                                            ------------        ------------
                                                                                1,682,259.09
                                                                                ============

Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $7,537,000      Original Face $7,537,000        Balance Factor
$            1.320442         $             10.334190              22.320009%

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                    972,311.91
                    Pool B                                    200,453.32
                                                              ----------
                                                                                1,172,765.23

Class D Overdue Interest, if any                                    0.00
Class D Monthly Interest - Pool A                               5,951.36
Class D Monthly Interest - Pool B                               1,226.94
Class D Overdue Principal, if any                                   0.00
Class D Monthly Principal - Pool A                             40,232.46
Class D Monthly Principal - Pool B                             11,693.40
                                                              ----------
                                                                                   51,925.86

Ending Principal Balance of the Class D Notes

                                              Pool A          932,079.45
                                              Pool B          188,759.92
                                                              ----------        ------------
                                                                                1,120,839.37
                                                                                ============

Interest Paid Per $1,000          Principal Paid Per $1,000        Ending Principal
Original Face $5,024,000          Original Face $5,024,000         Balance Factor
$                 1.428802        $              10.335561              22.309701%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                  1,216,991.34
                    Pool B                                    250,965.18
                                                            ------------
                                                                                1,467,956.52

Class E Overdue Interest, if any                                    0.00
Class E Monthly Interest - Pool A                               9,888.05
Class E Monthly Interest - Pool B                               2,039.09
Class E Overdue Principal, if any                                   0.00
Class E Monthly Principal - Pool A                             50,290.58
Class E Monthly Principal - Pool B                             14,616.75
                                                            ------------
                                                                                   64,907.33

Ending Principal Balance of the Class E Notes
                    Pool A                                  1,166,700.76
                    Pool B                                    236,348.43
                                                            ------------        ------------
                                                                                1,403,049.19
                                                                                ============

Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $6,282,000        Original Face $6,282,000            Balance Factor
$              1.898621         $              10.332272                22.334435%

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                    Pool A                                  1,455,380.50
                    Pool B                                    299,704.40
                                                            ------------
                                                                                1,755,084.90


        Residual Interest - Pool A                              9,070.30
        Residual Interest - Pool B                              1,872.11
        Residual Principal - Pool A                            60,549.85
        Residual Principal - Pool B                            17,598.57
                                                            ------------
                                                                                   78,148.42


        Ending Residual Principal Balance
                    Pool A                                  1,394,830.65
                    Pool B                                    282,105.83
                                                            ------------        ------------
                                                                                1,676,936.48
                                                                                ============

X.    PAYMENT TO SERVICER

        - Collection period Servicer Fee                                           21,982.67
        - Servicer Advances reimbursement                                         263,737.95
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts          40,176.12
                                                                                ------------
        Total amounts due to Servicer                                             325,896.74
                                                                                ============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the beginning of the related Collection Period                                                              48,601,335.01

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                       0.00

      Decline in Aggregate Discounted Contract Balance                                                                 2,011,623.03
                                                                                                                      -------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       ending of the related Collection Period                                                                        46,589,711.98
                                                                                                                      =============

      Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                             1,951,816.22

       - Principal portion of Prepayment Amounts                                                      59,806.81

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                           0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                                0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                         0.00
                                                                                                   ------------
                    Total Decline in Aggregate Discounted Contract Balance                         2,011,623.03
                                                                                                   ============

POOL B

             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                beginning of the related Collection Period                                                            10,019,119.53

             Aggregate Discounted Contract Balance of Additional Contracts acquired during

                Collection Period                                                                                              0.00

             Decline in Aggregate Discounted Contract Balance                                                            584,670.15
                                                                                                                      -------------
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                ending of the related Collection Period                                                                9,434,449.38
                                                                                                                      =============

             Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                      584,670.15

                - Principal portion of Prepayment Amounts                                                  0.00

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02        0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00
                                                                                                     ----------
                    Total Decline in Aggregate Discounted Contract Balance                           584,670.15
                                                                                                     ==========
                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     56,024,161.36
                                                                                                                      =============

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                        Predecessor
                                                           Discounted           Predecessor               Discounted
Lease #        Lessee Name                                Present Value           Lease #              Present Value
-------        -----------                                -------------           -------              -------------
2199-001       Regional Radiology, LLC                    $1,112,975.58           1881-001             $2,435,321.88
1231-041       Radnet Management, Inc.                      $953,502.31
1560-013       Drew Medical inc                             $342,866.78
               Cash                                          $25,977.21
3323-002       Open MRI Ohio 1 Ventures, LLC                $932,975.98            912-501               $492,124.09
3330-002       Open MRI Texas Ventures, LLC                 $784,394.56            917-501               $536,814.08
                                                                                   917-502               $578,192.91
                                                                                   920-501                $35,076.58
                                                                                  1912-001                $34,364.63
                                                          -------------                              ---------------
                    Totals:                               $4,152,692.42                                $4,111,894.17

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $4,111,894.17
   b) ADCB OF POOL A AT CLOSING DATE                                                                 $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES           NO  X
                                                                               ----------    --------

POOL B                                                                                                       Predecessor
                                                               Discounted                Predecessor          Discounted
Lease #                Lessee Name                           Present Value                 Lease #          Present Value
-------                -----------                           -------------                 -------          -------------
                          NONE
                                                             -------------                                  -------------
                       Totals:                                       $0.00                                          $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                 $50,047,123.17
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                              0.00%

  *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
   HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES               NO   X
                                                                                ----------        --------

                           DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                         Predecessor
                                                                     Discounted      Predecessor          Discounted
Lease #                 Lessee Name                                Present Value       Lease #           Present Value
-------                 -----------                                -------------     -----------         -------------
408-502                 Western Kentucky Diagnostic                 $495,646.95         277-103          $2,561,363.27
1042-501                Pinnacle Imaging, Inc.                    $1,631,421.93        1513-002            $953,250.10
2375-001                Tuscarawas Ambulatory                     $1,286,730.05        1725-002            $588,254.35
1097-506                Advanced Healthcare Resources               $675,567.93
                        Cash                                         $13,500.87
2545-002                Presgar L.C.                                $964,543.83        2205-001          $3,763,600.22
2907-001                Laser  Vision Centers, Inc.                 $472,557.70
2000667-2               Hartford Hospital, Inc.                     $190,558.39
2004051-2               Health Care Solutions                       $695,143.77
2004051-3               Health Care Solutions                       $993,964.93
2004887-1               BBC Healthcare International, L.L.C.        $212,022.60
2005804-1               Otsego Memorial Hospital                    $236,366.53
                                                                  -------------                          -------------
                    Totals:                                       $7,868,025.48                          $7,866,467.94

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       7,866,467.94
   b) ADCB OF POOL A AT CLOSING DATE                                                                  $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
        & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                     NO   X
                                                                                --------               --------


   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                     Predecessor
                                                            Discounted            Predecessor         Discounted
   Lease #           Lessee Name                            Present Value           Lease #          Present Value
   -------           -----------                            -------------         -----------        -------------
   1528-003          U.S. Neurosurgical, Inc.               $642,004.10              960-501            $82,012.38
   2826-003          Newark Health Imaging, L.L.C.          $205,317.69              960-502            $28,390.17
   2906-001          Laser Vision Centers, Inc.             $496,511.61             1043-501          $641,289.38
                     Cash                                   $3,932.26               1043-502           $596,073.73
                                                            -------------                            -------------
                     Totals:                                $1,347,765.66                            $1,347,765.66


   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $1,347,765.66
   b) ADCB OF POOL B AT CLOSING DATE                                                                 $50,047,123.17
  *c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            2.69%
   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
   HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                    NO  X
                                                                                -------               --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 15, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                            TOTAL OUTSTANDING CONTRACTS
      This Month                                          757,535.58            This Month                            56,024,161.36
      1 Month Prior                                       877,694.72            1 Month Prior                         58,620,454.54
      2 Months Prior                                    1,267,760.64            2 Months Prior                        64,558,187.69

            Total                                       2,902,990.94            Total                                179,202,803.59

            a) 3 MONTH AVERAGE                            967,663.65            b) 3 MONTH AVERAGE                    59,734,267.86

            c) a/b                                              1.62%

2.       Does a Delinquency Condition Exist (1c > 6%)?                                    Yes               No    X
                                                                                              --------         --------
3.       Restricting Event Check

         A.       A Delinquency Condition exists for current period?                      Yes               No     X
                                                                                              --------         --------
         B.       An Indenture Event of Default has occurred and is then
                  continuing?                                                             Yes               No     X
                                                                                              --------         --------

4.       Has a Servicer Event of Default occurred?                                        Yes               No     X
                                                                                              --------         --------
5.       Amortization Event Check

         A.       Is 1c > 8%?                                                             Yes               No     X
                                                                                              --------         --------
         B.       Bankruptcy, insolvency, reorganization; default/violation of
                  any covenant or obligation not remedied within 90 days?                 Yes               No     X
                                                                                              --------         --------
         C.       As of any Determination date, the sum of all defaulted
                  contracts since the Closing date exceeds 6% of the ADCB on the
                  Closing Date?                                                           Yes               No     X
                                                                                              --------         --------

6.       Aggregate Discounted Contract Balance at Closing Date                              Balance  $ 251,182,193.26
                                                                                                     -----------------

            DELINQUENT LEASE SUMMARY

                   Days Past Due         Current Pool Balance          # Leases
                   -------------         --------------------          --------
                      31 - 60                 1,581,706.69                   17
                      61 - 90                   130,830.95                    7
                      91 - 180                 757,535.58                     7


Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization